Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

PPL Energy Supply, LLC

Offer to Exchange not less than a majority in aggregate principal amount and up to all 8.857% Senior Secured Bonds due 2025 of PPL Ironwood, LLC (CUSIP No. 00103XAC7)

for newly issued Senior Notes, Series 4.60% due 2021 of PPL Energy Supply, LLC and

Solicitation of Consents in respect of such PPL Ironwood, LLC Bonds

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 PM, NEW YORK CITY TIME, ON FEBRUARY 8, 2013 UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS WHO TENDER THEIR IRONWOOD BONDS AND PROVIDE CONSENT PRIOR TO THE EXPIRATION DATE WILL RECEIVE THE “EXCHANGE CONSIDERATION,” PLUS ACCRUED AND UNPAID INTEREST, AS DESCRIBED IN THE PROSPECTUS FOR EACH IRONWOOD BOND TENDERED AND ACCEPTED.

RIGHTS TO WITHDRAW TENDERED IRONWOOD BONDS AND REVOKE THE RELATED CONSENTS TERMINATE ON THE EXPIRATION DATE. YOU MAY WITHDRAW TENDERED IRONWOOD BONDS AND REVOKE YOUR RELATED CONSENTS AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE EXCHANGE OFFER IS SUBJECT TO A MINIMUM TENDER AMOUNT OF AT LEAST A MAJORITY IN PRINCIPAL AMOUNT OF THE OUTSTANDING IRONWOOD BONDS BEING VALIDLY TENDERED (AND NOT VALIDLY WITHDRAWN) PRIOR TO THE EXPIRATION DATE.

The Exchange Agent and Information Agent for the Exchange Offer and the Consent Solicitation is:

D.F. King & Co., Inc.

By Facsimile (Eligible Institutions Only):	By Overnight Delivery:
(212) 809-8838 Attention: Elton Bagley	48 Wall Street, 22nd Floor New York, NY 10005

Confirmation by Telephone:	By Mail or Hand Delivery:
(212) 493-6996	48 Wall Street, 22nd Floor New York, NY 10005 Attention: Elton Bagley

Questions and requests for assistance or for additional copies of the prospectus or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number and mailing and delivery address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and the Consent Solicitation.

The Information Agent for the Exchange Offer and the Consent Solicitation is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call: (212) 269-5550

Toll free (800) 488-8075

Email: PPL@dfking.com

This Letter of Transmittal and Consent (the “Letter of Transmittal”) is to be used (i) if certificates representing Ironwood Bonds are to be forwarded herewith or (ii) if delivery of Ironwood Bonds is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the “Depository” or “DTC”) pursuant to the procedures set forth in “Procedures for Tendering Ironwood Bonds and Delivering Consents — Book-Entry Transfer” in the Prospectus (as herein defined) and an Agent’s Message is not being transmitted.

Each holder who validly tenders its Ironwood Bonds pursuant to the Exchange Offer will be deemed to have delivered Consent to the Proposed Amendments (as herein defined) in respect of such tendered Ironwood Bonds pursuant to the Consent Solicitation.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DTC has confirmed that the Exchange Offer and the Consent Solicitation are eligible for DTC’s Automated Tender Offer Program (“ATOP”). Accordingly, participants in DTC’s ATOP may, instead of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance of the Exchange Offer and the Consent Solicitation by causing DTC to transfer Ironwood Bonds to the Exchange Agent in accordance with DTC’s ATOP procedures for transfer. DTC will then send an agent’s message to the Exchange Agent.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

List below the Ironwood Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

Description of Ironwood Bonds Tendered
Name(s) and Address(es) of Registered Holder (Fill in, If Blank)	Ironwood Bonds Tendered**
Total Amount Tendered	Certificate or Registration Number(s)*	Aggregate Principal Amount Represented by Ironwood Bonds	Principal Amount Tendered***
		$	$

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
**	Tenders of Ironwood Bonds constitute Consent to the Proposed Amendments.
***	We will not accept any tender that would result in the issuance of less than $1,000 principal amount of the New Notes. Any Ironwood Bonds or portions thereof that are not tendered or accepted for exchange must be in a minimum denomination of $100,000.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Consent Solicitation. Holders who wish to tender their Ironwood Bonds must complete this Letter of Transmittal in its entirety.

☐	CHECK HERE IF TENDERED IRONWOOD BONDS ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED IRONWOOD BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby acknowledges receipt of the prospectus dated January 11, 2013 (the “Prospectus”) filed by PPL Energy Supply, LLC, a Delaware limited liability company (“PPL Energy Supply,” “we,” “our,” or “us”) under the Securities Act of 1933, as amended (the “Securities Act”), and this Letter of Transmittal, which together constitute PPL Energy Supply’s offer to exchange Senior Notes, Series 4.60% due 2021 for the Ironwood Bonds identified therein and the solicitation of consents of eligible holders of the Ironwood Bonds, upon the terms and subject to the conditions set forth in the Prospectus.

For each $1,000 principal amount that remains payable on the Ironwood Bonds outstanding at the Expiration Date, tendered prior to the Expiration Date and accepted for exchange, PPL Energy Supply will pay the Exchange Consideration (the “Exchange Consideration”) of $1,270 in the form of New Notes.

On February 28, 2013, PPL Ironwood will make a principal and interest payment on any Ironwood Bonds outstanding on that date to holders of record of Ironwood Bonds as of February 1, 2013, the record date for that payment. Holders who properly tender their Ironwood Bonds and whose Ironwood Bonds are accepted for exchange will receive the Exchange Consideration on the Settlement Date (defined below) plus accrued and unpaid interest in cash on such Ironwood Bonds (subject to “Acceptance of Ironwood Bonds and consents; Accrual of Interest—Accrued Interest” in the Prospectus). Such participating holders will not be entitled to receive the payment of principal and interest on February 28, 2013 and will assign their rights, if any, to such payment to PPL Energy Supply in connection with their tender. Holders who do not participate in the Exchange Offer and who are otherwise entitled to receive the February 28 2013 payment of principal and interest on the Ironwood Bonds pursuant to the rules of DTC applicable to such payments, will receive the payment of principal and interest on February 28, 2013.

We will not accept any tender that would result in the issuance of less than $1,000 principal amount of New Notes. The aggregate Exchange Consideration paid to each participating holder for all Ironwood Bonds validly tendered (and not validly withdrawn) and accepted by us will be rounded down, if necessary, to $1,000 or the nearest whole multiple of $1,000 in excess. Any Ironwood Bonds or portions thereof that are not tendered or accepted for exchange must be in a minimum denomination of $100,000.

In conjunction with the Exchange Offer, we are soliciting from holders of Ironwood Bonds consents (“Consents”) to certain proposed amendments (the “Proposed Amendments”) to the Ironwood Bonds; the related indenture governing the Ironwood Bonds dated as of June 1, 1999 (the “Base Indenture”), among PPL Ironwood LLC (f/k/a AES Ironwood, L.L.C.) (“PPL Ironwood”), and The Bank of New York Mellon (as successor to IBJ Whitehall Bank & Trust Company), as trustee and depositary bank, as amended by (i) the first supplemental indenture, dated as of June 1, 1999 and (ii) the second supplemental indenture, dated as of May 12, 2000, pursuant to which Ironwood’s 8.857% senior secured exchange bonds due 2025 were issued (the Base Indenture as so amended, the “Ironwood Bonds Indenture”); and the Collateral Agency and Intercreditor Agreement among Ironwood, The Bank of New York Mellon (as successor to IBJ Whitehall Bank & Trust Company), as trustee, The Bank of New York Mellon (as successor to IBJ Whitehall Bank & Trust Company), as collateral agent, and The Bank of New York Mellon (as successor to IBJ Whitehall Bank & Trust Company), as depositary bank, and Dresdner Bank AG, New York Branch (the “Collateral Agency Agreement”). The Proposed Amendments would, among other things, eliminate substantially all of the restrictive covenants in the Ironwood Bond Indenture and amend and restate the Collateral Agency Agreement to delete certain provisions relating to the operation and financing of the generating facilities owned by PPL Ironwood. The approval of the Proposed Amendments applicable to the Ironwood Bond Indenture is conditioned on, among other things, the consent of the holders of not less than a majority in aggregate principal amount of the outstanding Ironwood Bonds (the “Indenture Requisite Consents”), and the approval of the Proposed Amendments applicable to the Collateral Agency Agreement are conditioned on, among other things, the consent of the holders of at least a majority in principal amount of the outstanding indebtedness of Ironwood (the “Collateral Agency Agreement Requisite Consents” and together with the Indenture Requisite Consents, the “Requisite Consents”). If the Requisite Consents are obtained, any outstanding indebtedness of Ironwood (other than outstanding Ironwood Bonds) is expected to be repaid by Ironwood prior to the Settlement Date (as defined below). Promptly following the Expiration Date, if the Requisite Consents are delivered, we and the Trustee will enter into a supplemental indenture (the “Supplemental Indenture”) and amended and restated Collateral Agency Agreement to give effect to the Proposed Amendments. We refer to these solicitations of Consents as the “Consent Solicitation.” Holders of Ironwood Bonds may not deliver Consents without tendering the related Ironwood Bonds and holders may not tender Ironwood Bonds without delivering the related Consents. The Proposed Amendments will not become operative until the consummation of the Exchange Offer. In the event that we do not receive the Requisite Consents or do not consummate the Exchange Offer for any reason, the Ironwood Bond Indenture and the Collateral Agency Agreement will remain in effect in their current form. We plan to issue the New Notes promptly following the Expiration Date (such issue date, the “Settlement Date”). Each holder who validly tenders its Ironwood Bonds pursuant to the Exchange Offer will be deemed to have delivered Consent to the Proposed Amendments in respect of such Ironwood Bonds pursuant to the Consent Solicitation.

The Exchange Offer is conditioned on (i) at least a majority in principal amount of the outstanding Ironwood Bonds being validly tendered (and not validly withdrawn) prior to the Expiration Date (the “Minimum Tender Amount”), (ii) the New Notes issued in the Exchange Offer being fungible for U.S. federal income tax purposes with the Existing 2021 Notes and (iii) the registration statement of which this prospectus forms a part being declared effective and no stop order suspending its effectiveness or any proceeding for that purpose being outstanding (and neither condition (ii) nor (iii) may be waived by us). Our obligation to accept Ironwood Bonds that are tendered is subject to the provisions described below and the conditions described in the Prospectus under “Conditions of the Exchange Offer and the Consent Solicitation” and “General Terms of the Exchange Offer and the Consent Solicitation – Minimum Tender Amount.”

In addition, PPL Energy Supply may terminate or withdraw at its sole discretion the Exchange Offer and the Consent Solicitation at any time if any other condition set forth in the Prospectus under “Conditions of the Exchange Offer and the Consent Solicitation” or the Minimum Tender Amount is not satisfied on or after the Expiration Date or waived by the Expiration Date.

In addition, PPL Energy Supply’s obligation to transfer any Exchange Consideration is conditioned upon PPL Energy Supply’s acceptance of Ironwood Bonds for exchange pursuant to the Exchange Offer. The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus under the captions “General Terms of the Exchange Offer and the Consent Solicitation – Minimum Tender Amount” and “Conditions of the Exchange Offer and the Consent Solicitation,” PPL Energy Supply may not be required to exchange any of the Ironwood Bonds tendered hereby and, in such event, the Ironwood Bonds not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation, the undersigned hereby tenders to PPL Energy Supply, the above described principal amount of Ironwood Bonds to be exchanged for the Exchange Consideration described above per $1,000 principal amount of Ironwood Bonds tendered. Subject to, and effective upon the acceptance for exchange of the Ironwood Bonds tendered herewith, the undersigned hereby irrevocably tenders, sells, assigns and transfers to, or upon the order of, PPL Energy Supply all right, title and interest in and to all such Ironwood Bonds as are being tendered herewith, waives any and all other rights with respect to the Ironwood Bonds (including without limitation, any existing or past defaults and their consequences in respect of the Ironwood Bonds and the Ironwood Bond Indenture) and releases and discharges PPL Energy Supply, the trustee, the collateral agent and the depositary bank from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Ironwood Bonds, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Ironwood Bonds or to participate in any redemption or defeasance of the Ironwood Bonds. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of PPL Energy Supply) with respect to the tendered Ironwood Bonds, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing the Ironwood Bonds, or transfer ownership of the Ironwood Bonds on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon PPL Energy Supply’s order, (b) present the Ironwood Bonds for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Ironwood Bonds (except that the Exchange Agent will have no rights to or control over, PPL Energy Supply’s funds, except as PPL Energy Supply’s agent, for the Exchange Consideration for any tendered Ironwood Bonds that are exchanged by PPL Energy Supply) and (d) deliver to PPL Energy Supply and the Exchange Agent this Letter of Transmittal as evidence of the undersigned’s Consent to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture and amended and restated Collateral Agency Agreement and as certification that Consents to the Proposed Amendments duly executed by the undersigned have been received, all in accordance with the terms and conditions of the Exchange Offer and the Consent Solicitation. Execution and delivery of this Letter of Transmittal will also constitute an express waiver with respect to all claims against PPL Energy Supply, the trustee, the collateral agent and the depositary bank.

If, for any reason whatsoever, acceptance for exchange of, or exchange of, any Ironwood Bonds tendered pursuant to the Exchange Offer and the Consent Solicitation is delayed (whether before or after PPL Energy Supply’s acceptance for exchange of the Ironwood Bonds) or PPL Energy Supply extends the Exchange Offer and/or Consent Solicitation or is unable to accept for exchange or exchange the Ironwood Bonds tendered pursuant to the Exchange Offer, then, without prejudice to PPL Energy Supply’s rights set forth in the Prospectus, PPL Energy Supply may instruct the Exchange Agent to retain tendered Ironwood Bonds, and those Ironwood Bonds may not be withdrawn, except to the extent that you are entitled to withdrawal rights set forth herein or in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Ironwood Bonds tendered hereby, to deliver the related Consents and to acquire the New Notes issuable upon the exchange of such tendered Ironwood Bonds, and that, when the Ironwood Bonds are accepted for exchange, PPL Energy Supply will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Ironwood Bonds tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by PPL Energy Supply or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Ironwood Bonds tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer.

The undersigned understands that tenders of Ironwood Bonds pursuant to any one of the procedures described in “Procedures for Tendering Ironwood Bonds and Delivering Consents” in the Prospectus and in the instructions herein will, upon PPL Energy Supply’s acceptance for exchange of such tendered Ironwood Bonds, constitute a binding agreement between the undersigned and PPL Energy Supply upon the terms and subject to the conditions of the Exchange Offer, which contract will be governed by the laws of the State of New York.

With respect to the Ironwood Bonds validly tendered hereby, the undersigned agrees and acknowledges that, by the execution and delivery thereof, the undersigned makes and provides Consent to the Proposed Amendments and, subject to the receipt of the Requisite Consents, instructs (i) the trustee for the Ironwood Bond Indenture and (ii) each of the trustee, collateral agent and depositary bank for the Collateral Agency Agreement, to effect the Proposed Amendments. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless such Consent is validly revoked in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

Tenders of Ironwood Bonds may be validly withdrawn and Consents may be revoked by written notice of withdrawal received by the Exchange Agent delivered by mail, hand delivery or facsimile transmission, which notice must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. To be valid, a notice of withdrawal of tendered Ironwood Bonds must (i) specify the name of the holder who tendered the Ironwood Bonds to be withdrawn, (ii) contain the description of the Ironwood Bonds to be withdrawn, the certificate numbers shown on the particular certificates representing such Ironwood Bonds (or, in the case of Ironwood Bonds tendered by book-entry transfer, the number of the account at DTC from which the Ironwood Bonds were tendered and the name and number of the account at DTC to be credited with the Ironwood Bonds withdrawn) and the aggregate principal amount represented by such Ironwood Bonds; and (iii) be signed by the holder of the Ironwood Bonds in the same manner as the original signature on this Letter of Transmittal or be accompanied by documents of transfer sufficient to have the applicable Trustee register the transfer of the Ironwood Bonds into the name of the person withdrawing the Ironwood Bonds.

The name(s) and address(es) of the registered holder(s) of the Ironwood Bonds tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Ironwood Bonds. The certificate number(s) and the Ironwood Bonds that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The undersigned understands that the delivery and surrender of the Ironwood Bonds is not effective, and the risk of loss of the Ironwood Bonds does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to PPL Energy Supply, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Ironwood Bonds will be determined by PPL Energy Supply, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated in the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Ironwood Bonds, and any Ironwood Bonds delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If New Notes are to be issued to a person other than the person(s) signing this Letter of Transmittal, or if New Notes are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Ironwood Bonds are surrendered by holder(s) that have completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3) unless tendered by an Eligible Institution. The undersigned recognizes that PPL Energy Supply does not have any obligation pursuant to the “Special Exchange Instructions” to transfer any New Notes or Ironwood Bonds pursuant to such instructions if PPL Energy Supply does not accept for payment any of the Ironwood Bonds so tendered. The undersigned acknowledges and agrees that any direction indicated under “Special Exchange Instructions” or “Special Delivery Instructions” may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns and other legal representatives of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF IRONWOOD BONDS TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE IRONWOOD BONDS AND CONSENTED TO THE PROPOSED AMENDMENTS AS SET FORTH IN THE PROSPECTUS.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER AND THE CONSENT SOLICITATION ARE SUBJECT TO THE MORE DETAILED TERMS AND CONDITIONS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS AND CONDITIONS OF THE PROSPECTUS SHALL PREVAIL, OTHER THAN IN RESPECT OF THE DELIVERY OF IRONWOOD BONDS AND CONSENTS HEREBY AND THE POWER OF ATTORNEY SET FORTH HEREIN.

ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES

The Exchange Offer is being made, and the New Notes are initially being offered and issued, only to “Qualified Institutional Buyers” as such term is defined in Rule 144A under the Securities Act.

By signing this Letter of Transmittal, the undersigned also represents, warrants and acknowledges that:

(i) it must bear the economic risk of its investment in the New Notes for an indefinite period of time;

(ii) it is acquiring the New Notes for its own account and not with any view toward the resale or distribution thereof;

(iii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the holdings issued New Notes;

(iv) it has carefully reviewed the Prospectus, has been furnished with all other materials that it considers relevant to an investment in the New Notes, has had a full opportunity to ask questions of and receive answers from PPL Energy Supply or any person or persons acting on behalf of PPL Energy Supply concerning the terms and conditions of an investment in the New Notes and no statement or printed material which is contrary to the Prospectus has been made or given to it by or on behalf of PPL Energy Supply;

(v) there are risks incident to the acquisition of the New Notes, including, without limitation, those risks which are summarized under “Risk Factors” in the Prospectus; and

(vi) PPL Energy Supply is relying upon the representations, warranties and agreements of the undersigned contained in the Prospectus and in this Letter of Transmittal in determining the applicability of certain laws and regulations to the Exchange Offer and the Consent Solicitation.

REGISTERED HOLDERS OF IRONWOOD BONDS SIGN HERE

(In addition, complete Substitute Form W-9 below or applicable Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Ironwood Bonds or on a security position listing as the owner of the Ironwood Bonds or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Address:	Address:

Telephone:	Telephone:

Number:	Number:

Dated:	Dated:

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE
(If required — see Instruction 3)

Signature(s) Guaranteed by a Medallion Signature Guarantor:		Date:
Authorized Signature

Name of Medallion Signature Guarantor Guaranteeing		Address (including zip code):

Signature:

Capacity (full title):
Printed Name:

Telephone Number (including area code):

SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if the New Notes or any Ironwood Bonds that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐ New Notes to:
☐ Ironwood Bonds to:

Name(s):

Address:

Telephone Number:

Book-Entry Transfer Facility Account:

(Taxpayer Identification or Social Security Number)

SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if the New Notes or any Ironwood Bonds that are not tendered or not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under “Description of Ironwood Bonds Tendered.”

Delivery:	☐ New Notes to:
☐ Ironwood Bonds to:

Name(s):

Address:

Telephone Number:

(Taxpayer Identification or Social Security Number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer and the Consent Solicitation

1.	Delivery of this Letter of Transmittal and Certificates.

All physically delivered Ironwood Bonds or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Ironwood Bonds and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Ironwood Bonds are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Ironwood Bonds in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering Ironwood Bonds, either make appropriate arrangements to register ownership of the Ironwood Bonds in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

PPL Energy Supply expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

The method of delivery of this Letter of Transmittal, the Ironwood Bonds and all other required documents, including delivery through DTC and acceptance of an agent’s message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY. LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO PPL ENERGY SUPPLY OR DTC.

2.	Tenders.

We will not accept any tender that would result in the issuance of less than $1,000 principal amount of the New Notes. If less than the entire principal amount of Ironwood Bonds evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the box entitled “Description of Ironwood Bonds Tendered.” A newly issued Ironwood Bond for the principal amount of Ironwood Bonds submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Letter of Transmittal are completed, as promptly as practicable. All Ironwood Bonds delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Any Ironwood Bonds which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable. Any Ironwood Bonds or portions thereof that are not tendered or accepted for exchange must be in a minimum denomination of $100,000.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Ironwood Bonds tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Ironwood Bonds.

If any of the Ironwood Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the Ironwood Bonds tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Ironwood Bonds.

Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”) unless the Ironwood Bonds tendered hereby are tendered (i) by a holder of Ironwood Bonds (or by a participant in DTC whose name appears on a security position listing as the owner of such Ironwood Bonds) who has not completed either the box entitled “Special Exchange Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. An “Eligible Institution” includes a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States. If the Ironwood Bonds are registered in the name of a person other than the signer of this Letter of Transmittal or if Ironwood Bonds not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Ironwood Bonds must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Ironwood Bonds are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Ironwood Bonds.

If this Letter of Transmittal is signed by the registered holder or holders of Ironwood Bonds (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Ironwood Bonds) listed and tendered hereby, no endorsements of the tendered Ironwood Bonds or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Ironwood Bonds or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Ironwood Bonds, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Ironwood Bonds, exactly as the name of the participant appears on such security position listing), with the signature on the Ironwood Bonds or bond power guaranteed by a Medallion Signature Guarantor (except where the Ironwood Bonds are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by PPL Energy Supply, proper evidence satisfactory to PPL Energy Supply of its authority so to act must be submitted.

4.	Special Exchange and Delivery Instructions.

Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or Ironwood Bonds for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the New Notes (and any Ironwood Bonds not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Ironwood Bonds or deposited at such holder’s account at the Depository.

5.	Transfer Taxes.

PPL Energy Supply shall pay all transfer taxes, if any, applicable to the exchange of Ironwood Bonds pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates representing the New Notes or Ironwood Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Ironwood Bonds tendered or where tendered Ironwood Bonds are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Ironwood Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, direction indicated under “Special Exchange Instructions” or “Special Delivery Instructions” may be disregarded and shall have no effect.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the Ironwood Bonds listed in the Letter of Transmittal.

6.	Waiver of Conditions.

PPL Energy Supply reserves the absolute right to waive, in whole or in part, certain specified conditions to the Exchange Offer and the Consent Solicitation set forth in the Prospectus. Conditions that (i) the New Notes issued in the Exchange Offer being fungible for U.S. federal income tax purposes with the Existing 2021 Notes and (ii) the registration statement of which this prospectus forms a part being declared effective and no stop order suspending its effectiveness or any proceeding for that purpose being outstanding may not be waived by us.

7.	Mutilated, Lost, Stolen or Destroyed Ironwood Bonds.

Any holder whose Ironwood Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Prospectus, the Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Prospectus may be directed to the Information Agent at the address and telephone number set forth above.

9.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Ironwood Bonds will be determined by PPL Energy Supply in its sole discretion, which determination will be final and binding. PPL Energy Supply reserves the absolute right to reject any and all tenders of Ironwood Bonds that are not in proper form or the acceptance of which would, in the opinion of counsel for PPL Energy Supply, be unlawful. PPL Energy Supply also reserves the absolute right to waive any irregularities or defects as to particular Ironwood Bonds either before or after the Expiration Date, whether or not similar defects or irregularities are waived in the case of other holders of Ironwood Bonds. PPL Energy Supply’s interpretation of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Ironwood Bonds must be cured within such time as PPL Energy Supply shall determine. None of PPL Energy Supply, the Information Agent, the Exchange Agent, the Dealer Manager and Solicitation Agent for the Exchange Offer and the Consent Solicitation, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Ironwood Bonds, nor shall any of them incur any liability for failure to give such notification. Tenders of Ironwood Bonds will not be deemed to have been made until such irregularities have been cured or waived. Any Ironwood Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Ironwood Bonds, unless otherwise provided herein, as soon as practicable following the Expiration Date.

10.	Important Tax Information.

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY PPL ENERGY SUPPLY IN CONNECTION WITH THE EXCHANGE OFFER AND THE CONSENT SOLICITATION BY PPL ENERGY SUPPLY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any reportable payments made to certain holders (or other payees) pursuant to the Exchange Offer and the Consent Solicitation. To avoid such backup withholding, each tendering U.S. Holder (as defined in the Prospectus) or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9, or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided in the box in Part I of the Substitute Form W-9. Any such U.S. Holder should also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold on any reportable payments made to the U.S. Holder. For further information concerning backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete Substitute Form W-9 if the Ironwood Bonds are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Substitute Form W-9. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit an applicable IRS Form W-8 (such as an IRS Form W-8BEN or W-8ECI), signed under penalties of perjury, attesting to that person’s non-U.S. status. An applicable IRS Form W-8 can be obtained from the Exchange Agent or from the IRS’s website at www.irs.gov/formspubs. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete the Substitute Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Ironwood Bonds to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any reportable payments made to such person pursuant to the Exchange Offer and the Consent Solicitation. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING ON ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9 AND GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH IRONWOOD BONDS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

PAYER’S NAME: D.F. King & Co., Inc.
PAYEE’S NAME:		☐ Sole Proprietor/Individual
PAYEE’S ADDRESS:		☐ Corporation
☐ Partnership
☐Limited Liability Company
Tax classification:
☐ Other (specify)
☐ Exempt payee
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I: Taxpayer Identification Number (TIN)	Part II: For Payees Exempt From Backup Withholding For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.
Social Security Number OR
Employer Identification Number (If awaiting TIN write “Applied For” and complete Part III and the Certificate of Awaiting Taxpayer Identification Number)

Part III:—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of U.S. person                                                   Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON THE

APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, backup withholding on all reportable payments made to me will apply.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the social security number of —
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account 1
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor 2
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee 1
b. So-called trust account that is not a legal or valid trust under state law	The actual owner 1
5. Sole proprietorship or disregarded entity owned by an individual	The owner 3
For this type of account:	Give the employer identification number of —

6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	The legal entity 4
8. Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10. Partnership or other multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office (or online at www.ssa.gov), or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM (or online at www.irs.gov/formspubs), and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b) (7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

U.S. exempt payees described above should file Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold on taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

  (1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

  (3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/ or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT

YOUR TAX CONSULTANT OR THE INTERNAL

REVENUE SERVICE